UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT
                OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                Investment Company Act file number  811-04750
                                                  -------------


                       Fenimore Asset Management Trust
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                            384 North Grand Street
                                 P.O. Box 399
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
             (Address of principal executive offices) (Zip code)


                               Thomas O. Putnam
                       Fenimore Asset Management Trust
                            384 North Grand Street
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
                   (Name and address of agent for service)


Registrant's telephone number, including area code:  1-800-453-4392
                                                   ------------------


                    Date of fiscal year end:  December 31
                                            ---------------


                 Date of reporting period:  December 31, 2005
                                          ---------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The annual report to stockholders is filed herewith.




                                     FAM

                     VALUE FUND [LOGO] EQUITY-INCOME FUND

                 Investor Share Class and Advisor Share Class

                                ANNUAL REPORT

                              December 31, 2005

                              Table of Contents

Chairman's Commentary                                                       1

FAM Value Fund                                                              3
   Letter to Shareholders                                                   3
   Performance Summary                                                      7
   Portfolio Data                                                           9
   Expense Data                                                            11
   Statement of Investments                                                13
   Statement of Assets and Liabilities                                     18
   Statement of Operations                                                 19
   Statement of Changes in Net Assets                                      20
   Notes to Financial Statements                                           21
   Report of Independent Registered Public Accounting Firm                 27
   Investment Advisor Contract Renewal Disclosure                          28

FAM Equity-Income Fund                                                     32
   Letter to Shareholders                                                  32
   Performance Summary                                                     36
   Portfolio Data                                                          38
   Expense Data                                                            40
   Statement of Investments                                                42
   Statement of Assets and Liabilities                                     46
   Statement of Operations                                                 47
   Statement of Changes in Net Assets                                      48
   Notes to Financial Statements                                           49
   Report of Independent Registered Public Accounting Firm                 55
   Investment Advisor Contract Renewal Disclosure                          56

Information About Trustees and Officers                                    60
Definition of Terms                                                        62
Supplemental Information                                                   64

Chairman's Commentary                                                  [LOGO]

December 2005


Dear Shareholder,

In January many people make investment predictions about the coming year. Last year, I boldly stated that 2005 would be a challenging year and while in the past I have often suggested a similar outcome, 2005 proved me too accurate! Rising inflation and interest rates, higher energy prices, the growing trade and budget deficits, and the aftermath of the hurricane disasters left investors with much to worry about. Just when we thought we were making investment progress, something would occur to take the wind out of our sails. As a result, 2005 turned out to be a decent, but not spectacular, year.


2006

The silver lining of 2005 is that uncertainty creates opportunity. Much to our delight, during the stock market dips of the year we discovered that several long-term investment ideas became attractively priced and we were able to purchase them. We fully believe that these additions will create a stronger foundation for future returns. Additionally, we are impressed with the resiliency the economy has demonstrated even in the face of seemingly strong headwinds. While I am not about to throw caution to the wind, I will, again, boldly predict that 2006 will be another challenging year!

      If the above sounds redundant, it is not meant to be as we believe that short-term predictions have little impact on long-term investment results. John Wooden, a former head basketball coach for UCLA, once suggested that the importance of any endeavor is not in the outcome, but in the preparation for the task. The wisdom of this notion has even more impact because it comes from a coach who won ten of twelve NCAA championships and seven in a row -- a feat that is not likely to be duplicated. As stated in the book Wooden: "The preparation is where success is truly found." "It was the journey I prized above all else." Coach Wooden was not exaggerating; he actually found more satisfaction in the preparation for the game than in the outcome.

      True long-term investing is much the same. It requires a disciplined approach to preparing and executing the investing process in order to have a successful outcome. What we find interesting is that most "investors" concentrate more on the outcome than they do on the process of investing. As a result, people become trend followers and shift their investments to what has had the best PAST performance. Unfortunately, this often occurs at the most inopportune time. The most glaring evidence of this behavior occurred during the tech/growth bubble at the end of 1999 and the beginning of 2000 when many were swayed to shift their investments into this sector. Anticipation of over exuberant outcomes often creates investment disasters.

      Investing is mostly about businesses and not about predictions. It is about creating economic value that benefits a myriad of people. Thus, the key to successful investing requires an inquisitive mind that has a passion for learning about businesses. The process is simple: find understandable businesses with strong financial foundations, run by capable, honest and forthright people, and buy them only at a discount from their economic worth. The difficulty lies in

Chairman's Commentary                                                  [LOGO]

the execution of the process. That requires hard work, discipline, patience and a conscious awareness of your limitations. We cannot give you a prediction on how the investment climate of 2006 will unfold, but we can offer you our resolution. We resolve to work hard, stay within our circle of competence, and spend most of our time preparing and executing the process of investing. We believe that in the long term this will lead to results you deserve.


People

While part of the success of any business requires an understanding of people, it may be even more so in an investment management relationship. After all, since the real assets of our firm are people, you should spend some time getting to know those who work for your benefit. To that point, I can share with you that we are truly blessed with good people. They go to extraordinary lengths trying to provide you with more than you expect. I am truly indebted to all our associates.

      This year, I have the pleasure of introducing to you several new associates in our firm who have become fast contributors to your success. In IT, Karen Rhinehart has joined Maribeth Batsford in ensuring that all our computer operations function smoothly and have adequate redundancy. Charles Richter also joined our firm as Chief Compliance Officer. His 1940 Investment Advisor Act experience provides internal professional acumen which has enhanced our desire to always err on the side of angels. Lastly, Andrew Boord has been an outstanding addition to our research team. His insight is keen and his wit is refreshing. He has already enlivened many of our weekly research meetings.

      The above, along with the rest of our associates, are dedicated to the hard work that is necessary to preserve and increase your capital. Thank you for your confidence and trust.


Sincerely,

/s/ Thomas O. Putnam

Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.


P.S. -- It's not too early to mark your calendar for the 20th Annual FAM Funds Shareholder Informational Meeting scheduled for Tuesday, October 10, 2006. I'd also like to encourage our shareholders, particularly those purchasing shares indirectly, to take a look at our website at http://www.famfunds.com to see my "Letter From Cobleskill" and our "Mutual Advice" newsletter. These are published twice per year and provide a wealth of information on our investment philosophy and thoughts!


FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, upon request by calling FAM Funds at (800) 932-3271.

FAM Value Fund                                                         [LOGO]


Dear Fellow Value Fund Shareholder:

For the year 2005, the Investor Class of the FAM Value Fund posted a positive return of 5.6%. By comparison, the S&P 500 Index closed the year up 4.9% and the Russell 2000 Index was up 4.6%.


2005 in Review

As can be seen from the market index figures above, it was an "OK" year in the stock market. While single digit appreciation is certainly better than the declines many investors experienced in 2000-2002, it falls short of the "double digit" returns that many people expect from the stock market. During the year there were two declines in the market of 5% or more. These periods presented some good buying opportunities, but were short lived -- lasting less than a month in both cases.

      In this section last year we discussed two main trends: the Federal Reserve interest rate increases and increased energy prices. These trends continue. The Fed has continued to increase in terest rates and is expected to do so into 2006. Energy prices continue to increase with oil hitting $70 a barrel in August. Other headlines in the financial press are the rise in home prices and the possible existence of a housing "bubble." There is also considerable debate about the financial health of the American consumer.

      No review of 2005 is complete without mentioning the story of the year -- Hurricane Katrina. This is really a human story, but has financial implications as well. As discussed below, this extraordinary storm had a significant impact on our investment performance.


Performance Detail

The initial part of this section is going to read more like a weather report than an investment letter, but we want to explain the impact on performance of the 2005 hurricanes.

      It is well established among experts who study natural disasters that the worst catastrophe to hit the United States was the San Francisco earthquake of 1906. A close study of this disaster shows that most of the damage done was the result of the fires that followed the initial ground shaking, not the earthquake itself. Fast forward 99 years later and we have Hurricane Katrina which hit New Orleans and Mississippi. While the hurricane was dangerous, the real damage was done by the flooding caused by the break in the New Orleans levee. As a result of this flooding, Katrina is on record as the most expensive hurricane in history. Insurance industry-wide losses are estimated at $50 billion or more. Once again, it was not the event itself, but the unexpected following the event that caused unanticipated damage. This is significant to our performance due to our investment in the insurance industry. Overall, we lost approximately $16 million in our insurance holdings. We believe we can earn most of this back in future years through premium increases and better risk management by our companies. However, in a year where the stock market earns less than 5%, this loss was significant.

FAM Value Fund                                                         [LOGO]

      Hurricane Katrina, and soon to follow Hurricane Rita, had another impact on our performance. Since these two storms went through the Gulf of Mexico they did considerable damage to our country's energy infrastructure. The damage to production and refining assets forced a spike in energy prices which boosted energy stocks. At this time we do not own any energy related companies. This hurt our returns relative to the market indexes.

      Below is a discussion of individual stocks that influenced this year's returns.


Best Performers

Our number one performer was Brown & Brown, up 41% and generating over $16 million in gains. This company is now our largest holding. We owned one other stock where we made in excess of $10 million -- Scientific Atlanta (SFA). SFA was a relatively new holding purchased in March and April at an average cost below $29. In November we learned the company was being acquired by Cisco Systems for $43 in cash. We were certainly surprised by the quick return.

      Our investment in construction materials continues to be very positive. Our best performer in this industry was Martin Marietta Materials which appreciated 44% generating a gain in excess of $8 million. Close behind was Vulcan Materials with a $5 million gain.

      Rounding out our top five performers were Barr Pharmaceuticals and Federated Investors. Barr is a pharmaceutical company that manufacturers generic drugs. The company is very successful in challenging patents in the drug industry. The stock was up 37% this year for a gain in excess of $8 million. Federated Investors is an investment management company headquartered in Pittsburgh. The company is a leader in providing money market funds. We purchased the stock in anticipation of higher short term interest rates making money funds more attractive. This is exactly what happened as the company's money fund business is growing nicely after a few down years. This success has been reflected in the stock which was up 24% generating a gain of $7 million.

      It's rare in this section to talk about a company that we have sold, but this year we had a significant sale -- Movie Gallery. We sold our entire position at a price of $22.64. Today the stock is below $6 a share. Had we not sold this stock, it would have reduced our performance by more than 1%.


Worst Performers

We discussed above the impact of the hurricane season on our insurance holdings. Insurance was our worst performing industry. Our largest unrealized loss was in White Mountains Insurance Group which declined 12%, including dividends, or approximately $8 million. We had a realized loss of $5 million in Montpelier RE, which was our second largest lost. Finally, we had an unrealized loss of $2.8 million in Markel Insurance.

      We continue to hold White Mountains and Markel for the long term. Both companies have excellent managements and track records of exceptional shareholder returns. Everyone in the insurance industry, including the management of our holdings, was surprised by the losses from Hurricane Katrina. We believe there will be

FAM Value Fund                                                         [LOGO]

significant changes in the way companies underwrite and price insurance policies. Insurance premium rates are going up in 2006. As a result, our companies should make higher profits on the insurance that they do write leading to expected growth in earnings. We did sell all of our investment in Montpelier RE. This company lost more than 50% of its equity in Hurricane Katrina. Today, the company is under close scrutiny by the rating agencies and we can not foresee how they can recover their former profitability.

      Outside of the insurance industry we had a number of small losses. There were approximately 20 names where we experienced a small loss. The two names with the largest losses were Zebra Technologies and Liz Claiborne. In each company, the loss was $3.5 million.

      Zebra is a technology company that manufactures bar code printers. The company reported a weak second quarter which dropped the stock down to $35 a share. Since that quarter, business is improving and the stock has rebounded. We continue to hold this company which has a strong balance sheet and excellent product line.

      Liz Claiborne is an apparel retailer with many brand names and locations around the world. While the Liz Claiborne name is well known, the company also owns many other brand names like Lucky, Mexx, and Sigrid Olsen. We expect this well-run company to continue to expand by opening new stores and acquiring new brands.


Our Investment Outlook

Our outlook is the same as it has been the last two years writing this letter. Most stocks appear fairly valued. We do not see many bargains today. However, this does not mean that there will not be advantageous times to purchase stocks in 2006. In 2005, there were two general market declines which proved to be good times to buy stocks -- April and September. The point is that even in an apparently flat market, there can be opportunity.

      In addition, a fairly valued market will always have individual companies that are out of favor and may be good values. For example, in the past year we increased our investment in nineteen existing holdings and purchased seven new companies. We continue to look for companies that exhibit four characteristics. First the company must operate an excellent business that we can understand. Second, the company must be financially strong. This means growth in sales and earnings, cash profits, low debt, and high returns on invested capital. Third, the company must be managed by exceptional leaders who operate with integrity and a talent for allocating the capital. Finally, if we can find a company that has these attributes, we will purchase the stock only if we can buy it at a price that provides a sufficient return and protection on the downside. Not losing money can be as important as making money. If we can not find a suitable investment opportunity we will hold your funds in cash until opportunities arise.

FAM Value Fund                                                         [LOGO]


Long Term Returns

Below is a comparison of the FAM Value Fund's returns to two market indexes over various time periods.


            Average Annual Total Returns as of December 31, 2005


                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
  (Investor Shares)               5.56%        15.51%         10.92%         12.07%           12.54%
  (Advisor Shares)*               4.62%          N/A            N/A            N/A            13.40%*
S&P 500 Index                     4.91%        14.39%          0.54%          9.07%           11.57%
Russell 2000 Index                4.55%        22.13%          8.22%          9.26%            8.82%



*FAM Value Fund Advisor Shares were launched on July 1, 2003.


Thank you for your partnership with us in FAM Value Fund.

Sincerely,


/s/ John D. Fox

John D. Fox, CFA
Co-Manager


/s/ Thomas O. Putnam

Thomas O. Putnam
Co-Manager

FAM Value Fund -- Performance Summary                                  [LOGO]


Annual Total Investment Returns:


                    JANUARY 2, 1987 TO DECEMBER 31, 2005


                             FAM VALUE FUND
                   INVESTOR SHARES    ADVISOR SHARES*     RUSSELL 2000 INDEX     S&P 500 INDEX
FISCAL YEAR                   TOTAL RETURN                   TOTAL RETURN        TOTAL RETURN

1987                 -17.40%                  --               -8.77%                5.25%
1988                  35.50%                  --               24.89%               16.61%
1989                  20.32%                  --               16.24%               31.69%
1990                  -5.36%                  --              -19.50%               -3.11%
1991                  47.63%                  --               46.05%               30.47%
1992                  25.08%                  --               18.42%                7.60%
1993                   0.21%                  --               18.90%               10.06%
1994                   6.82%                  --               -1.82%                1.31%
1995                  19.71%                  --               28.44%               37.53%
1996                  11.23%                  --               16.54%               22.95%
1997                  39.06%                  --               22.37%               33.35%
1998                   6.19%                  --               -2.55%               28.58%
1999                  -4.84%                  --               21.26%               21.04%
2000                  19.21%                  --               -3.03%               -9.10%
2001                  15.07%                  --                2.49%              -11.88%
2002                  -5.33%                  --              -20.48%              -22.09%
2003                  24.98%               12.99%              47.25%               28.67%
2004                  16.86%               15.91%              18.33%               10.88%
2005                   5.56%                4.62%               4.55%                4.91%



*FAM Value Fund Advisor Shares were launched on July 1, 2003.

FAM Value Fund -- Performance Summary                                  [LOGO]

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Value Fund, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

                       S&P 500         Russell 2000         FAM Value Fund

1987                     10000                10000                  10000

1988                     12278                11391                  11193

1989                     16170                13236                  13466

1990                     15669                10655                  12740

1991                     20448                15567                  18808

1992                     22002                18432                  23517

1993                     24224                21915                  23565

1994                     24539                21521                  25175

1995                     33741                27632                  30143

1996                     41468                32192                  33523

1997                     55318                39403                  46618

1998                     71139                38378                  49502

1999                     86078                46553                  47105

2000                     78245                45156                  56152

2001                     68934                46285                  64623

2002                     53699                36797                  61179

2003                     69111                54202                  76464

2004                     76591                64157                  89356

2005                     80352                67076                  94323


This information represents past performance of Investor Shares of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Value Fund since the inception date of this share class, July 1, 2003 would have changed in value to $13,559 by December 31, 2005.


             Average Annual Total Returns as of December 31, 2005


                                                                                           Life of Fund
                                 1-Year        3-Year         5-Year         10-Year         (1/2/87)

FAM Value Fund
  (Investor Shares)               5.56%        15.51%         10.92%         12.07%           12.54%
  (Advisor Shares)*               4.62%          N/A            N/A            N/A            13.40%*
S&P 500 Index                     4.91%        14.39%          0.54%          9.07%           11.57%
Russell 2000 Index                4.55%        22.13%          8.22%          9.26%            8.82%



*FAM Value Fund Advisor Shares were launched on July 1, 2003.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Value Fund -- Portfolio Data                                       [LOGO]

As of December 31, 2005


TOP TEN HOLDINGS

(% of Net Assets)

Brown & Brown, Inc.                     5.2%
White Mountains Insurance Group         5.1%
Federated Investors                     3.4%
Berkshire Hathaway, Inc.                3.2%
Barr Pharmaceuticals                    2.9%
Martin Marietta Materials               2.6%
Scientific-Atlanta, Inc.                2.5%
Ross Stores, Inc.                       2.4%
Vulcan Materials Company                2.4%
Kaydon Corporation                      2.3%


COMPOSITION OF NET ASSETS

Temporary Investments                  14.6%
Property & Casualty Insurance          10.1%
Banking                                 7.0%
Machinery & Equipment                   6.0%
Construction Materials                  5.8%
Insurance Agency                        5.2%
Pharmaceuticals                         4.6%
Home Furnishings                        4.1%
Restaurants                             4.0%
Investment Management                   3.4%
Retail Stores                           3.1%
Wholesale Distribution                  2.9%
Healthcare Services                     2.8%
Telecomm & Cable Equipment              2.5%
Auto Parts & Equipment                  2.2%
Recreation & Entertainment              2.2%
Retail Apparel                          2.2%
Real Estate Development                 2.1%
Electronic Equipment                    2.0%
Registered Investment Company           2.0%
Other                                  11.2%

FAM Value Fund -- Portfolio Data                                       [LOGO]

As of December 31, 2005

                            COMPARATIVE VALUATIONS

                              FAM Value      Russell 2000        S&P 500

Number of Stocks                 50              2000              500
Median Market Cap               $3.3B            $0.6B           $11.0B
Price/Earnings Ratio            21.0             19.5             18.7
Price/Book Ratio                 3.0              2.3              2.9
Earnings Growth Rate*           24.0%**          15.0%            12.6%
Turnover Rate                  14.25%             N/A              N/A


 *5 Years -- S&P 500 as of 11/30/05.

**Source -- Baseline.


Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund -- Expense Data                                         [LOGO]

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/30/2005 to 12/31/2005).


Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Value Fund -- Expense Data                                         [LOGO]


                        YEAR ENDED DECEMBER 31, 2005


                                                 Beginning           Ending            Expenses
                                               Account Value      Account Value          Paid
                                                 6/30/2005         12/31/2005        During Period

     Ongoing Costs Based on Actual Fund Return
A.   Investor Share Class                        $1,000.00          $1,037.80           $ 6.01*
B.   Advisor Share Class                         $1,000.00          $1,033.40           $11.17**

     Ongoing Costs Based on Hypothetical
     5% Yearly Return
C.   Investor Share Class                        $1,000.00          $1,019.10           $ 5.95*
D.   Advisor Share Class                         $1,000.00          $1,014.01           $11.07**



 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.17%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.18%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

FAM Value Fund -- Statement of Investments                             [LOGO]

December 31, 2005

                                                       SHARES          VALUE


COMMON STOCKS (85.4%)


Auto Parts & Equipment (2.2%)
Gentex Corp.
o designs, develops, manufactures and markets
  electro-optic products, including
  automatic-dimming rearview mirrors for the
  automotive industry                               1,240,000   $   24,180,000


Automotive (0.8%)

CarMax, Inc.*
o specialty retailer of used cars and
  light-trucks in the United States                   300,000        8,304,000


Banking (7.0%)

M&T Bank Corporation
o bank holding company located in Buffalo, NY         143,000       15,594,150

North Fork Bancorporation
o bank holding company located on Long Island, NY     856,925       23,445,468

TCF Financial Corp.
o holding company for TCF National Bank,
  operating throughout the Midwest                    790,000       21,440,600

TD Banknorth Group, Inc.
o multi-bank holding company in Portland, ME          100,000        2,905,000

Westamerica Bancorp
o provides banking services to individual
  and corporate customers in California               260,100       13,803,507

                                                                    77,188,725


Construction Materials (5.8%)

Florida Rock Industries
o basic construction materials company                177,075        8,687,299

Martin Marietta Materials
o produces aggregates for the construction
  industry                                            371,443       28,497,107

Vulcan Materials Company
o produces, distributes and sells construction
  materials and industrial and specialty chemicals    387,165       26,230,429

                                                                    63,414,835


Consumer Products (0.6%)

CSS Industries, Inc.
o giftware, bows, Halloween and Easter
  novelty products                                    222,075        6,824,365


Consumer Services (1.7%)

H&R Block, Inc.
o leader in individual and small business
  tax preparation                                     773,800       18,996,790


                     See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                   [LOGO]

December 31, 2005

                                                       SHARES          VALUE


Electronic Components (0.9%)

Littelfuse, Inc.*
o manufactures fuses and circuit protection
  devices                                             360,900   $    9,834,525


Electronic Equipment (2.0%)

American Power Conversion
o manufactures power protection equipment
  for computers                                       449,055        9,879,210

Cognex Corp.
o develops, manufactures and markets
  machine vision systems used to
  automate manufacturing processes                     39,200        1,179,528

Zebra Technologies Corp.*
o designs, manufactures and supports bar code
  label printers                                      258,502       11,076,811

                                                                    22,135,549


Health Care Services (2.8%)

Amsurg Corp.*
o develops, acquires and operates practice-based
  ambulatory surgery centers in partnership
  with physician practice groups in the U.S.          333,550        7,624,953

Lincare Holdings*
o provides respiratory therapy services
  to patients in the home                             350,000       14,668,500

Pediatrix Medical Group, Inc.*
o healthcare services company focused on
  physician services for newborn, maternal-fetal
  and other pediatric subspecialty care               100,000        8,857,000

                                                                    31,150,453


Home Furnishings (4.1%)

Ethan Allen Interiors, Inc.
o manufactures and retails home furnishings           648,175       23,677,833

Mohawk Industries, Inc.*
o produces floor covering products for
  residential and commercial applications             240,000       20,875,200

                                                                    44,553,033


Insurance Agency (5.2%)

Brown & Brown, Inc.
o one of the largest independent general
  insurance agencies in the U.S.                    1,879,696       57,405,916


Investment Management (3.4%)

Federated Investors, Inc.
o provides investment management products
  and services primarily to mutual funds            1,000,000       37,040,000


                     See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                   [LOGO]

December 31, 2005

                                                       SHARES          VALUE


Life Insurance (1.9%)

Protective Life Corporation
o individual and group life/health insurance
  and guaranteed investment contracts                 471,400   $   20,633,178


Machinery & Equipment (6.0%)

Donaldson Company, Inc.
o designs, manufactures and sells
  filtration systems and replacement parts            311,200        9,896,160

Graco
o supplies systems and equipment for the
  management of fluids in industrial, commercial
  and vehicle lubrication applications                261,550        9,541,344

IDEX Corporation
o manufactures proprietary, highly engineered
  industrial products and pumps                       514,500       21,151,095

Kaydon Corporation
o custom-engineers products including bearings,
  filters, and piston rings                           780,750       25,093,305

                                                                    65,681,904


Media (0.5%)

Meredith Corporation
o magazine publishing and tv broadcasting             110,450        5,780,953


Pharmaceuticals (4.6%)

Barr Pharmaceuticals*
o specialty pharmaceutical company that
  develops, manufactures and markets both
  generic and pharmaceutical products                 509,000       31,705,610

Forest Laboratories, Inc.*
o develops, manufactures and sells prescription
  and non-prescription pharmaceutical products        226,000        9,193,680

Watson Pharmaceuticals*
o manufactures proprietary and off-patent
  pharmaceutical products                             300,000        9,753,000

                                                                    50,652,290


Property and Casualty Insurance (10.0%)

Berkshire Hathaway Inc.*
o holding company for various insurance
  and industrial companies                                395       35,004,900

Markel Corporation*
o sells specialty insurance products                   61,100       19,371,755

White Mountains Ins. Grp., Ltd.
o personal property and casualty, and
  reinsurance                                         100,275       56,008,601

                                                                   110,385,256


                     See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                   [LOGO]

December 31, 2005

                                                       SHARES          VALUE


Publishing (1.1%)

John Wiley & Sons, Inc.
o publisher of print and electronic products,
  specializing in scientific, technical
  professional and medical books and journals         301,700   $   11,778,368


Real Estate Development (2.1%)

Forest City Enterprise
o ownership, development, management and
  acquisition of commercial and residential
  real estate properties                              600,000       22,758,000


Recreation and Entertainment (2.2%)

International Speedway Corporation
o owns and operates auto racing tracks
  including Daytona                                   511,788       24,514,645


Recreation Vehicles (1.7%)

Winnebago Industries
o manufacturer of self-contained recreational
  vehicles used primarily in leisure travel           559,000       18,603,520


Registered Investment Company (2.0%)

Allied Capital Corp
o venture capital corporation for entrepreneurs
  and management                                      736,391       21,627,804


Restaurants (4.0%)

Outback Steakhouse
o operates a diversified restaurant system
  including Outback Steakhouse, Carrabba's
  Italian Grill, Roy's and Bonefish Grill             592,400       24,649,764

YUM! Brands, Inc.
o quick service restaurants including KFC,
  Pizza Hut and Taco Bell                             416,800       19,539,584

                                                                    44,189,348


Retail Apparel (2.2%)

Liz Claiborne, Inc.
o designs and markets an extensive range
  of branded men's and women's apparel,
  accessories and fragrance                           680,150       24,362,973


Retail Stores (3.1%)

Ross Stores, Inc.
o chain of off-price retail apparel and
  home accessories stores                             921,422       26,629,096


                     See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                   [LOGO]

December 31, 2005

                                                       SHARES          VALUE


Retail Stores (3.1%) continued

Whole Foods Market, Inc.
o national grocery store selling organic
  and natural products                                100,000   $    7,739,000

                                                                    34,368,096


Telecomm & Cable Equipment (2.5%)

Scientific-Atlanta, Inc.
o manufacturer of electronic test equipment
  for antennas and electronics                        631,150       27,183,630


Telecommunications Services (0.2%)

Hickory Tech Corp.
o small local telephone company in Minnesota          258,800        2,041,932


Transportation (1.9%)

Heartland Express, Inc.
o short-to-medium-haul truckload carrier
  of general commodities                            1,000,000       20,290,000


Wholesale Distribution (2.9%)

CDW Corp.
o direct marketing of multibrand computers
  and related technology products and services        383,900       22,101,123

SCP Pool Corp.
o wholesale distributor of swimming pool supplies     275,950       10,270,859

                                                                    32,371,982

Total Common Stocks (Cost $601,277,380)                         $  938,252,070



TEMPORARY INVESTMENTS (14.6%)

Money Market Fund (2.8%)

First American Treasury Fund                       30,922,380       30,922,380


U.S. Government Obligations (11.8%)                PRINCIPAL

U.S. Treasury Bill, 3.7%, with maturity
  to 2/2/06                                       $80,000,000       79,740,444

U.S. Treasury Bill, 3.5%, with maturity
  to 2/9/06                                       $50,000,000       49,812,448

                                                                   129,552,892

Total Temporary Investments (Cost $160,475,272)                 $  160,475,272

Total Investments (Cost $761,752,652) (100%)                    $1,098,727,342


*Non-income producing securities.


                     See Notes to Financial Statements.

FAM Value Fund                                                         [LOGO]

December 31, 2005

                     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $761,752,652)          $1,098,727,342
Cash                                                                  404,276
Receivable for fund shares                                            503,578
Dividends and interest receivable                                     474,224

        Total Assets                                            1,100,109,420

Liabilities
Payable for fund shares                                             1,558,194
Accrued investment advisory fees                                      937,378
Accrued shareholder servicing and administrative fee                  106,182
Accrued expenses                                                      146,708

        Total Liabilities                                           2,748,462

Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest$             760,381,384
Undistributed net investment income                                     4,884
Net unrealized appreciation                                       336,974,690

        Net Assets                                             $1,097,360,958

Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
    $1,089,368,723 and 22,697,457 shares outstanding                   $48.00
  Advisor Class Shares -- based on net assets of
    $7,992,235 and 168,719 shares outstanding                          $47.37


                     See Notes to Financial Statements.

FAM Value Fund                                                         [LOGO]

Year Ended December 31, 2005

                           STATEMENT OF OPERATIONS

INVESTMENT INCOME
Income
  Dividends                                                       $15,127,954
  Interest                                                          5,323,397

       Total Investment Income                                     20,451,351

Expenses
  Investment advisory fee (Note 2)                                 10,257,224
  Administrative fee (Note 2)                                         741,697
  Shareholder servicing and related expenses (Note 2)                 445,436
  Printing and mailing                                                190,037
  Professional fees                                                   129,880
  Registration fees                                                   102,123
  Custodial fees                                                      107,579
  Trustees and Officers                                                66,760
  Distribution and Service Fees -- Advisor Class Shares (Note 2)       68,075
  Other                                                                63,774

       Total Expenses                                              12,172,585
       Less: Investment advisory fee waived (Note 2)                  (22,058)
       Expenses Paid Indirectly (Note 3)                               (5,940)

       Net Expenses                                                12,144,587

         Net Investment Income                                      8,306,764

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                 19,557,451
  Unrealized appreciation of investments                           30,224,842

    Net Gain on Investments                                        49,782,293

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $58,089,057


                     See Notes to Financial Statements.

FAM Value Fund                                                         [LOGO]

Years Ended December 31, 2005 and 2004

                      STATEMENT OF CHANGES IN NET ASSETS

                                                    2005              2004

CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income                        $    8,306,764    $  1,371,796
  Net realized gain on investments                 19,557,451      26,079,518
  Unrealized appreciation of investments           30,224,842      90,927,530

  Net Increase in Net Assets From Operations       58,089,057     118,378,844

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                                 (8,305,767)     (1,369,456)
    Advisor Class                                          --              --
  Net realized gain on investments
    Investor Class                                (19,411,954)    (25,922,806)
    Advisor Class                                    (143,905)       (155,391)
TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST (NOTE 4):                                145,912,510     250,148,458

  Total Increase in Net Assets                    176,139,941     341,079,649

NET ASSETS:
  Beginning of year                               921,221,017     580,141,368

  End of year (including undistributed
   net investment income of $4,884
   and $5,269 at December 31, 2005
   and 2004, respectively)                     $1,097,360,958    $921,221,017


                      See Notes to Financial Statements.

FAM Value Fund -- Notes to Financial Statements                        [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.


a) Valuation of Securities

   Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund's net asset value.


b) Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.


c) Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


d) Other

   Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

FAM Value Fund -- Notes to Financial Statements                        [LOGO]


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2006 to 0.95% of the Fund's average daily net assets in excess of $1 billion. For the year ended December 31, 2005, the Advisor waived $22,058 as a result of this investment advisory fee limitation agreement. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2005 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2005.

      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the year ended December 31, 2005, shareholder servicing agent fees paid to FSS amounted to $445,436. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

      Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Indirect Expenses

The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, these arrangements reduced the Fund's custodian fees by $5,940.

FAM Value Fund -- Notes to Financial Statements                        [LOGO]


Note 4. Shares of Beneficial Interest

At December 31, 2005 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2005, redemption fees amounted to $2,093 and were credited to paid in capital. Transactions were as follows:


                                       YEAR ENDED 12/31/05                YEAR ENDED 12/31/04

                                     Shares          Amount             Shares          Amount

Shares sold
   Investor Class                   5,895,231     $ 276,728,327        6,941,006     $305,578,670
   Advisor Class                       59,170         2,743,877           78,299        3,389,620
Shares issued on
 reinvestment of dividends
   Investor Class                     555,383        26,769,471          570,943       26,605,930
   Advisor Class                       2,839            139,222            3,219          148,242
Shares redeemed
   Investor Class                  (3,381,827)     (159,900,125)      (1,945,037)     (85,537,860)
   Advisor Class                      (12,121)         (568,262)            (829)         (36,144)

Net Increase from Investor Class
 Share Transactions                 3,068,787     $ 143,597,673        5,566,912     $246,646,740

Net Increase from Advisor Class
 Share Transactions                    49,888     $   2,314,837           80,689     $  3,501,718



Note 5. Investment Transactions

During the year ended December 31, 2005, purchases and sales of investment securities, other than short term obligations were $268,304,941 and $119,594,441. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

FAM Value Fund -- Notes to Financial Statements                        [LOGO]


Note 6. Income Taxes and Distribution to Shareholders

The components of tax basis undistributed earnings at December 31, 2005 were as follows:

               Undistributed Ordinary Income                     $4,884

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $761,752,652, was as follows:

               Unrealized appreciation                     $338,509,942
               Unrealized depreciation                       (1,535,252)
               Net unrealized appreciation                 $336,974,690

The tax composition of dividends and distributions to shareholders for the years ended December 31, 2005 and 2004 were as follows:

                                                  2005                2004

               Ordinary income                $ 8,307,149         $ 1,369,456
               Long-term capital gain          19,554,477          26,078,197

                                              $27,861,626         $27,447,653


Note 7. Line of Credit

FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2006 when any advances are to be repaid. During the year ended December 31, 2005 no amounts were drawn from the available line.


Note 8. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

FAM Value Fund -- Notes to Financial Statements                        [LOGO]


Note 9. Financial Highlights


                   FAM VALUE FUND -- INVESTOR CLASS SHARES

                                                                 Years Ended December 31,
Per share information
(For a share outstanding throughout the year)    2005         2004           2003           2002           2001

Net asset value, beginning of year         $    46.65     $  41.15       $  33.69       $  36.17       $  32.70

Income from investment operations:
  Net investment income                          0.39+        0.09+          0.10           0.11           0.17
  Net realized and unrealized
   gain (loss) on investments                    2.20         6.84           8.32          (2.04)          4.77

  Total from investment operations               2.59         6.93           8.42          (1.93)          4.94

Less distributions:
  Dividends from net investment income          (0.37)       (0.07)         (0.09)         (0.11)         (0.17)
  Distributions from net realized gains         (0.87)       (1.36)         (0.87)         (0.44)         (1.30)

  Total distributions                           (1.24)       (1.43)         (0.96)         (0.55)         (1.47)

Change in net asset value for the year           1.35         5.50           7.46          (2.48)          3.47

Net asset value, end of year               $    48.00     $  46.65       $  41.15       $  33.69       $  36.17

Total Return                                     5.56%       16.86%         24.98%         (5.33)%        15.07%

Ratios/supplemental data
Net assets, end of year (000)              $1,089,369     $915,742       $578,579       $469,277       $501,417

Ratios to average net assets of:
  Expenses                                       1.18%        1.20%          1.24%          1.21%          1.21%
  Net investment income                          0.82%        0.20%          0.26%          0.30%          0.56%
Portfolio turnover rate                         14.25%       10.29%          9.43%          7.51%          9.62%



+Based on average shares outstanding.

FAM Value Fund -- Notes to Financial Statements                        [LOGO]


                    FAM VALUE FUND -- ADVISOR CLASS SHARES

                                                           Years Ended       Period Ended
                                                           December 31,      December 31,
Per share information
(For a share outstanding throughout the year)            2005        2004        2003+

Net asset value, beginning of year                     $46.11      $40.96      $37.10

Income from investment operations:
  Net investment income (loss)                          (0.09)++    (0.35)++     0.00
  Net realized and unrealized gain on investments        2.22        6.86(a)     4.82

  Total from investment operations                       2.13        6.51(a)     4.82

Less distributions:
  Dividends from net investment income                     --          --       (0.09)
  Distributions from net realized gains                 (0.87)      (1.36)      (0.87)

  Total distributions                                   (0.87)      (1.36)      (0.96)

Change in net asset value for the year                   1.26        5.15(a)     3.86

Net asset value, end of year                           $47.37      $46.11      $40.96

Total Return                                             4.62%      15.91%      12.99%**

Ratios/supplemental data
Net assets, end of year (000)                          $7,992      $5,479      $1,562

Ratios to average net assets of:
  Expenses                                               2.18%       2.20%       2.25%*
  Net investment income (loss)                          (0.19)%     (0.80)%     (0.02)%*
Portfolio turnover rate                                 14.25%      10.29%       9.43%



   +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

  ++Based on average shares outstanding.

   *Annualized.

  **Not Annualized.

(a) As a result of a typographical error, net realized and unrealized gain on investments, total from investment operations and change in net asset value for the period were previously reported as $4.34, $3.99 and $2.63 per share, respectively.

FAM Value Fund --
Report of Independent Registered Public Accounting Firm                [LOGO]

To the Board of Trustees and Shareholders of FAM Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights, after the restatement described in the footnotes to the Advisor Class shares financial highlights, present fairly, in all material respects, the financial position of FAM Value Fund, a series of Fenimore Asset Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 1, 2006

FAM Value Fund                                                         [LOGO]


Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

      Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

      The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 9, 2005, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 15, 2005 and then with representatives of the Advisor on two occasions on November 15 and 16, 2005 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

      The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 16, 2005. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated

FAM Value Fund                                                         [LOGO]

position that achieving favorable long-ter investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

      The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis and a steady growth in assets. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds' and their portfolios.

      In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses have generally decreased over time as assets in each Fund have grown, and noting further that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor. The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore
Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees received by FSI in connection with its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and

FAM Value Fund                                                         [LOGO]

reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In the course of reviewing the nature and quality of the services provided to the Funds and their shareholders by the Advisor and its affiliates, the Board took into consideration the very favorable scores that had been awarded to the Funds by their shareholders as indicated in the results of the "Mutual Fund Shareholder Satisfaction Survey" conducted by the National Investment Company Service Association, the not-for-profit trade association serving the operations sector of the mutual fund industry.

      The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the entire cost associated with the Funds' participation in various "mutual fund supermarket" programs, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner.

      The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

      The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds' fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

      In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor had previously entered into a voluntary expense limitation arrangement with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respective Fund to 0.95% of the average daily net assets of those assets in each Fund in excess of $1 billion for the two year period from January 1, 2005 through December 31, 2006. This limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit the total operating expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements.

FAM Value Fund                                                         [LOGO]

      In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

FAM Equity-Income Fund                                                 [LOGO]


Dear Fellow Equity-Income Fund Shareholder:

2005 was a challenging year for the stock market as well as the Equity-Income Fund. For the year, the Investor Class appreciated 5.75%. On the one hand, our performance beat the Russell 2000, as well as the S&P 500. On the other hand, however, it was well below our 5-year and since inception returns of 11.36% and 11.03% respectively.

                              12 Month Return

FAM Equity Income Fund             5.75%
S&P 500                            4.91%
Russell 2000                       4.55%


Overview of 2005

2005 was another choppy year in the market. The up and down pattern was similar to 2004 although the trend was generally up. Returns for small capitalization companies, which have dominated the market since 2000, were essentially the same as large cap companies.

      There were three themes that impacted our performance: rising interest rates, energy price inflation, and devastating hurricanes. All three had the effect of dampening performance throughout the year.

      The Federal Reserve increased short-term interest rates eight times throughout the year in order to bring rates back to more neutral levels. While this action didn't affect the overall economy, it did hurt restaurants and retailers. Investors paid attention to the old saying, "don't fight the Fed," and avoided these areas. We did take advantage of what we believed to be periods of extreme weakness to add to some of our positions in these areas. Once the Fed stops raising short-term interest rates, which may happen in the near future, we should see better results from these names.

      We also saw the price of oil spike to a high of $70 per barrel from $43.46 at the beginning of the year. This 60% increase in the price of oil came on the heels of an 11% increase the year before. This negatively affected the portfolio in two different ways. First, the higher cost made it more expensive for certain items to be produced and transported. Companies had to absorb some portion of these higher costs which hurt earnings growth. Secondly, higher fuel costs hurt retailers and restaurants because consumers were spending more money to fill up their vehicles which meant they had less money to spend on eating out and buying clothing and furniture. Again we took advantage of weakness in these areas to add to certain positions.

      Unfortunately we didn't have any investments in the energy area which was the best performing sector of the market by a wide margin. We don't have a particular bias against energy companies, but we do believe that we should buy them when they are out of favor. The bright side, though, is that the performance of the Fund exceeded both the Russell 2000 and the S&P 500 despite not holding any energy related names.

FAM Equity-Income Fund                                                 [LOGO]

      Finally, we witnessed the most active hurricane season on record. The devastation was unparalleled, particularly the breaking of the levee in New Orleans. This led to large losses in even the best of insurance companies. The event also further exacerbated already high energy prices. The offset was the rally in building material companies based on the expectation of an enormous rebuilding effort.


Portfolio Upgrade

We had a very good year of making investments in the Fund.

      The Fund began the year with 19.3% of the net assets in short-term investments. Our disciplined approach means that some times we will let the cash balance grow if we don't have attractive investment opportunities. We believe it's best to make investments when the odds of success are firmly in our favor.

      During the year, we were able to take advantage of opportunities to upgrade the holdings in the portfolio. We added six new names and added significantly to five others. We also eliminated seven positions where we thought the future return prospects were below average or the quality of the company or the management team was below average. We believe that the higher the quality of the companies in the Fund, the better the long-term results will be.

      At the end of 2005 the cash balance was down to 8.6% of total net assets, despite the strong year-to-date net cash inflows.


Best and Worst Performers

The largest contributor to performance was Scientific Atlanta, which appreciated 45.2% from our cost, for a gain of $3.85 million. We owned the company in the past and liked its leadership position in the cable equipment market as well as its strong financial position. We were able to buy back our position in 2005 as the company's earnings grew into the stock price. Earnings accelerated during the second half of the year which moved the stock higher. In November, Cisco announced they will buy the company for $43 per share in cash.

      The next largest contributor to performance was Federated Investors, which appreciated 23.7%, for a gain of $2.07 million. The company struggled with interest rates that were too low, which made their money market products less attractive than other investment alternatives. During the period of low rates, they saw several months of money market asset outflows which hurt earnings. Now that rates have risen, the company has seen a growth in assets, resulting in increased earnings. While earnings in 2005 were only slightly ahead of the previous year, the expectation is that the current year will have solid double-digit earnings growth which is more in line with the company's history.

      The company that hurt performance the most was Montpelier Re Holdings which declined 45% from our cost resulting in a loss of $3.36 million. This reinsurance company was a new holding for the Fund last year. The company sustained significant losses from Hurricane Katrina.

FAM Equity-Income Fund                                                 [LOGO}

While losses are normal for insurance companies, the sheer magnitude of Katrina losses made the future investment prospects for the company unappealing. We sold the entire position.

      The next worst performer was Hickory Tech which declined 21.7% in value and hurt the value of the Fund by $1.03 million. This rural telephone company has been under pressure along with the rest of the telephone industry. The major problems are regulatory uncertainty and the potential for rates to move lower. These hinder growth and put pressure on cash flow. We believe the regulatory uncertainty will persist for quite some time; however, we are encouraged by a recent acquisition that Hickory Tech announced. The acquisition will give the company a greater percentage of revenues that is not regulated. We also believe that the company is selling below its fair value.

      Another investment worth mentioning is Movie Gallery. This company had the leading position in rural video stores. We liked the investment idea because the company had a solid balance sheet, a track record of growth, and most importantly, some insulation from the cut throat competition of Blockbuster and Hollywood Video. Early last year when Movie Gallery threw its hat in the ring to bid for Hollywood Video, we knew the story was changing for the worse. All we had to do was look at other "merger of equal" transactions that were financed with debt to know that Movie Gallery was making a grave mistake that would most likely put the company into ruin. We immediately started selling our position. We sold the entire position before the deal closed and recorded a gain of $0.57 million. The event is significant because our average cost at the beginning of year was $18.94 and the stock finished 2005 trading at $5.61. Through our analysis we were able to record a small gain and sidestep a 70% decline in the price of the stock.


Dividends & Capital Gains

Every company in the Fund pays a dividend. We believe that dividends help stabilize the returns of individual holdings in turbulent markets. This is particularly true for high yielding stocks. Dividends are also an overlooked component of the total return of the Fund.

      At year-end, the weighted average dividend yield of all the companies in the Fund was 1.7% vs. 1.9% for the S&P 500. This figure only takes into account the equity positions and not money market assets or treasuries. Investors should be aware that Registered Investment Company accounting may require all expenses to be deducted from dividend and interest income before the resulting net income is distributed to shareholders.

      In regard to capital gains, our goal is to be as tax efficient as possible. Our long-term holding period and low turnover are the primary reasons for the Fund's tax efficiency. We also try to offset gains with any available losses when appropriate. When we do pass on capital gains they tend to be long-term gains, which are taxed at a lower rate than short-term gains. In 2005 we didn't pass along any realized capital gains to shareholders. While this is bad for the IRS, it's good for you the shareholder -- presuming your account is taxable.

FAM Equity-Income Fund                                                 [LOGO]


Outlook

Every year we say that we expect the current year to be challenging and this year is no different. We don't see many undervalued opportunities in the market today, but this will change as the year progresses; it always does. Our research effort is the best it has ever been and we added a new analyst to help us identify new opportunities. We expect to selectively take advantage of opportunities as they appear. As always, we will maintain our discipline of buying what we believe to be superior companies with outstanding management teams, solid financial underpinnings, and attractive valuations.

      On April 1st of 2006, the Fund will celebrate its 10-year anniversary. We look forward to sharing our 3, 5, and 10 year results. We manage the Fund for long-term results. As they say, "the proof is in the pudding," or in this case, the long-term results.

      Thank you for giving us the opportunity to serve you. We will continue to work diligently on your behalf to maintain your trust and confidence.


Sincerely,

/s/ Paul Hogan

Paul Hogan, CFA
Co-Manager


/s/ Thomas O. Putnam

Thomas O. Putnam
Co-Manager

FAM Equity-Income Fund -- Performance Summary                          [LOGO]

Annual Total Investment Returns:


                     APRIL 1, 1996 TO DECEMBER 31, 2005


                           FAM EQUITY-INCOME FUND
                     INVESTOR SHARES     ADVISOR SHARES*    RUSSELL 2000 INDEX     S&P 500 INDEX
  FISCAL YEAR                   TOTAL RETURN                   TOTAL RETURN        TOTAL RETURN
4/1/96-12/31/96            11.84%               --                  10.3%              15.2%
     1997                  26.90%               --                 22.37%             33.35%
     1998                   4.67%               --                 -2.55%             28.58%
     1999                  -6.98%               --                 21.26%             21.04%
     2000                  17.18%               --                 -3.03%             -9.10%
     2001                  20.79%               --                  2.49%            -11.88%
     2002                  -2.25%               --                -20.48%            -22.09%
     2003                  20.30%             9.83%                47.25%             28.67%
     2004                  14.04%            13.05%                18.33%             10.88%
     2005                   5.75%             4.76%                 4.55%              4.91%



*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.

FAM Equity-Income Fund -- Performance Summary                          [LOGO]

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Equity-Income Fund, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       FAM EQUITY-INCOME FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

         S&P 500     Russell 2000     FAM Equity-Income Fund

1996       10000            10000                      10000

1997       15368            13501                      14202

1998       19763            13150                      14865

1999       23913            15951                      13824

2000       21737            15472                      16199

2001       19150            15859                      19567

2002       14918            12608                      19127

2003       19200            18571                      23010

2004       21287            21963                      26241

2005       22332            22963                      27750


This information represents past performance of Investor Shares of the FAM Equity-Income Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Equity-Income Fund since the inception date of this share class, July 1, 2003 would have changed in value to $13,008 by December 31, 2005.


            Average Annual Total Returns as of December 31, 2005

                                                                 Life of Fund
                         1-Year       3-Year       5-Year          (4/1/96)

FAM Equity-Income Fund
  (Investor Shares)      5.75%        13.19%       11.36%           11.03%
  (Advisor Shares)*      4.76%          N/A          N/A            11.07%*
S&P 500 Index            4.91%        14.39%        0.54%            8.72%
Russell 2000 Index       4.55%        22.13%        8.22%            9.03%


*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Equity-Income Fund -- Portfolio Data                               [LOGO]

As of December 31, 2005


TOP TEN HOLDINGS

(% of Net Assets)

Federated Investors                     5.8%
Scientific-Atlanta, Inc.                5.6%
Ross Stores, Inc.                       5.5%
Gentex Corp.                            5.5%
Liz Claiborne, Inc.                     4.0%
Ethan Allen Interiors                   3.9%
Courier Corporation                     3.7%
John Wiley & Sons, Inc.                 3.7%
H&R Block, Inc.                         3.4%
North Fork Bancorporation               3.3%


COMPOSITION OF NET ASSETS

Temporary Investments                   8.6%
Publishing                              7.4%
Construction Materials                  7.0%
Machinery & Equipment                   6.8%
Banking                                 6.2%
Investment Management                   5.8%
Telecomm & Cable Equipment              5.6%
Auto Parts & Equipment                  5.5%
Retail Stores                           5.5%
Retail Apparel                          4.0%
Home Furnishings                        3.9%
Consumer Services                       3.4%
Property & Casualty Insurance           3.2%
Registered Investment Companies         3.1%
Restaurants                             3.1%
Wholesale Distribution                  2.8%
Commercial Services                     2.6%
Life Insurance                          2.6%
Recreation & Entertainment              2.4%
Recreation Vehicles                     2.3%
Transportation                          2.1%
Insurance Agency                        2.0%
Other                                   4.1%

FAM Equity-Income Fund -- Portfolio Data                               [LOGO]


As of December 31, 2005

                           COMPARATIVE VALUATIONS

                                 FAM
                            Equity-Income        Russell 2000          S&P 500

Number of Stocks                 30                  2000                500
Median Market Cap               $3.1B                $0.6B             $11.0B
Price/Earnings Ratio            19.3                 19.5               18.7
Price/Book Ratio                 3.0                  2.3                2.9
Earnings Growth Rate*           15.0%**              15.0%              12.6%
Turnover Rate                   14.11%                N/A                N/A


 *5 Years -- S&P 500 as of 11/30/05.

**Source -- Baseline.



Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund -- Expense Data                                 [LOGO]

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/30/2005 to 12/31/2005).


Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Equity-Income Fund -- Expense Data                                 [LOGO]


                        YEAR ENDED DECEMBER 31, 2005


                                                 Beginning           Ending            Expenses
                                               Account Value      Account Value          Paid
                                                 6/30/2005         12/31/2005        During Period

     Ongoing Costs Based on Actual Fund Return
A.   Investor Share Class                        $1,000.00          $1,021.90           $ 6.27*
B.   Advisor Share Class                         $1,000.00          $1,017.20           $11.39**

     Ongoing Costs Based on Hypothetical
     5% Yearly Return
C.   Investor Share Class                        $1,000.00          $1,018.80           $ 6.26*
D.   Advisor Share Class                         $1,000.00          $1,013.71           $11.37**



 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.23%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.24%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

FAM Equity-Income Fund -- Statement of Investments                     [LOGO]

December 31, 2005

                                                       SHARES          VALUE


COMMON STOCKS (91.4%)


Auto Parts & Equipment (5.5%)

Gentex Corp.
o designs, develops, manufactures and markets
  electro-optic products, including
  automatic-dimming rearview mirrors for the
  automotive industry                                 510,000     $  9,945,000


Banking (6.2%)

North Fork Bancorporation
o bank holding company located on Long Island, NY     219,500        6,005,520

TCF Financial Corp.
o holding company for TCF National Bank,
  operating throughout the Midwest                    193,000        5,238,020

                                                                    11,243,540


Commercial Services (2.6%)

McGrath RentCorp
o modular building and electronic test equipment
  rentals, subsidiary classroom manufacturing         170,000        4,726,000


Construction Materials (7.0%)

Florida Rock Industries
o basic construction materials company                 42,000        2,060,520

Martin Marietta Materials
o produces aggregates for the construction industry    63,000        4,833,360

Vulcan Materials Company
o produces, distributes and sells construction
  materials and industrial and specialty chemicals     85,500        5,792,625

                                                                    12,686,505


Consumer Services (3.4%)

H&R Block, Inc.
o leader in individual and small business
  tax preparation                                     251,500        6,174,325


Electronic Equipment (0.8%)

Cognex Corp.
o develops, manufactures and markets machine vision
  systems used to automate manufacturing processes     45,700        1,375,113


Home Furnishings (3.9%)

Ethan Allen Interiors
o manufactures and retails home furnishings           195,800        7,152,574


                     See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued           [LOGO]

December 31, 2005
                                                       SHARES          VALUE


Insurance Agency (2.0%)

Brown & Brown, Inc.
o one of the largest independent general
  insurance agencies in the U.S.                      121,200     $  3,701,448


Investment Management (5.8%)

Federated Investors
o provides investment management products
  and services primarily to mutual funds              285,900       10,589,736


Life Insurance (2.6%)

Protective Life Corporation
o individual and group life/health insurance and
  guaranteed investment contracts                     108,219        4,736,746


Machinery & Equipment (6.8%)

Donaldson Company, Inc.
o designs, manufactures and sells
  filtration systems and replacement parts             88,800        2,823,840

IDEX Corporation
o manufactures proprietary, highly engineered
  industrial products and pumps                       134,137        5,514,372

Kaydon Corporation
o custom-engineers products including bearings,
  filters, and piston rings                           124,000        3,985,360

                                                                    12,323,572


Media (1.6%)

Meredith Corporation
o magazine publishing and tv broadcasting              55,300        2,894,402


Property and Casualty Insurance (3.2%)

White Mountains Ins. Grp., Ltd.
o personal property and casualty, and reinsurance      10,575        5,906,666


Publishing (7.4%)

Courier Corporation
o manufactures and publishes specialty books,
  including Dover Publications                        197,250        6,773,565

John Wiley & Sons, Inc.
o publisher of print and electronic products,
  specializing in scientific, technical professional
  and medical books and journals                      172,650        6,740,256

                                                                    13,513,821


                     See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued           [LOGO]

December 31, 2005
                                                       SHARES          VALUE


Recreation and Entertainment (2.4%)

International Speedway Corporation
o owns and operates auto racing tracks
  including Daytona                                    91,400     $  4,378,060


Recreation Vehicles (2.3%)

Winnebago Industries
o manufacturer of self-contained recreational
  vehicles used primarily in leisure travel           127,500        4,243,200


Registered Investment Company (3.1%)

Allied Capital Corp.
o venture capital corporation for entrepreneurs
  and management                                      193,714        5,689,380


Restaurants (3.1%)

Outback Steakhouse
o operates a diversified restaurant system including
  Outback Steakhouse, Carrabba's Italian Grill,
  Roy's and Bonefish Grill                                           5,611,108


Retail Apparel (4.0%)

Liz Claiborne, Inc.
o designs and markets an extensive range
  of branded men's and women's apparel,
  accessories and fragrance                           204,025        7,308,176


Retail Stores (5.5%)

Ross Stores, Inc.
o chain of off-price retail apparel and
  home accessories stores                             349,041       10,087,285


Telecomm & Cable Equipment (5.6%)

Scientific-Atlanta, Inc.
o manufacturer of electronic test equipment
  for antennas and electronics                        238,000       10,250,660


Telecommunications Services (1.6%)

Hickory Tech Corp.
o small local telephone company in Minnesota          360,848        2,847,091


Transportation (2.1%)

Heartland Express, Inc.
o short-to-medium-haul truckload carrier
  of general commodities                              187,900        3,812,491


                     See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued           [LOGO]

December 31, 2005
                                                       SHARES          VALUE


Wholesale Distribution (2.9%)

CDW Corp.
o direct marketing of multibrand computers
  and related technology products and services         90,000     $  5,181,300

Total Common Stocks (Cost $127,493,779)                           $166,378,199



TEMPORARY INVESTMENTS (8.6%)


Money Market Fund (3.1%)

First American Treasury Fund                        5,731,014        5,731,014


U.S. Government Obligations (5.5%)                  PRINCIPAL

U.S. Treasury Bill, 3.7%, with maturity
  to 2/2/06                                       $10,000,000        9,967,555

Total Temporary Investments (Cost $15,698,569)                    $ 15,698,569

Total Investments (Cost $143,192,348) (100%)                      $182,076,768


                     See Notes to Financial Statements.

FAM Equity-Income Fund                                                 [LOGO]

December 31, 2005


                     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investment in securities at value (Cost $143,192,348)           $182,076,768
Cash                                                                 171,859
Receivable for fund shares                                           142,397
Dividends and interest receivable                                    125,760

        Total Assets                                             182,516,784

Liabilities
Payable for fund shares                                              139,643
Accrued investment advisory fee                                      155,937
Accrued shareholder servicing and administrative fees                 18,217
Accrued expenses                                                      62,372

        Total Liabilities                                            376,169

Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest            $143,713,057
Undistributed net investment income                                    3,395
Accumulated net realized loss                                       (460,257)
Net unrealized appreciation                                       38,884,420

        Net Assets                                              $182,140,615

Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $177,740,415 and 8,257,724 shares outstanding                      $21.52
  Advisor Class Shares -- based on net assets of
   $4,400,200 and 206,279 shares outstanding                          $21.33


                     See Notes to Financial Statements.

FAM Equity-Income Fund                                                 [LOGO]

Year Ended December 31, 2005

                           STATEMENT OF OPERATIONS

INVESTMENT INCOME
Income
  Dividends                                                       $2,696,079
  Interest                                                           586,545

        Total Investment Income                                    3,282,624

Expenses
  Investment advisory fee (Note 2)                                 1,710,699
  Administrative fee (Note 2)                                        128,302
  Shareholder servicing and related expenses (Note 2)                 71,684
  Printing and mailing                                                44,875
  Professional fees                                                   53,528
  Registration fees                                                   40,920
  Custodial fees                                                      22,542
  Trustees and Officers                                               66,760
  Distribution and Service Fees -- Advisor Class Shares (Note 2)      36,989
  Other                                                               14,119

        Total Expenses                                             2,190,418
        Expenses Paid Indirectly (Note 3)                             (1,741)

        Net Expenses                                               2,188,677

        Net Investment Income                                      1,093,947

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized loss on investments                                  (460,257)
  Unrealized appreciation of investments                           8,641,649

        Net Gain on Investments                                    8,181,392

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $9,275,339


                     See Notes to Financial Statements.

FAM Equity-Income Fund                                                 [LOGO]

Years Ended December 31, 2005 and 2004

                     STATEMENT OF CHANGES IN NET ASSETS

                                                      2005            2004
CHANGE IN NET ASSETS FROM OPERATIONS:
  Net investment income                          $  1,093,947    $    989,166
  Net realized gain (loss) on investments            (460,257)      1,411,947
  Unrealized appreciation of investments            8,641,649      14,804,880

  Net Increase in Net Assets From Operations        9,275,339      17,205,993

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                                 (1,092,959)       (988,832)
    Advisor Class                                          --              --
  Net realized gain on investments
    Investor Class                                         --      (1,832,887)
    Advisor Class                                          --         (28,400)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  (NOTE 4):                                        22,165,381      21,501,560

  Total Increase in Net Assets                     30,347,761      36,307,434

NET ASSETS:
  Beginning of year                               151,792,854     115,485,420

  End of year (including undistributed
   net investment income of $3,395
   and $1,705 at December 31, 2005
   and 2004, respectively)                       $182,140,615    $151,792,854


                     See Notes to Financial Statements.

FAM Equity-Income Fund -- Notes to Financial Statements                [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.


a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund's net asset value.


b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.


c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

FAM Equity-Income Fund -- Notes to Financial Statements                [LOGO]


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2006 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the year ended December 31, 2005. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the year ended December 31, 2005 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2005.

      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the year ended December 31, 2005, shareholder servicing agent fees paid to FSS amounted to $71,684. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

      Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.


Note 3. Indirect Expenses

The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2005, these arrangements reduced the Fund's custodian fees by $1,741.

FAM Equity-Income Fund -- Notes to Financial Statements                [LOGO]


Note 4. Shares of Beneficial Interest

At December 31, 2005 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2005, redemption fees amounted to $650 and were credited to paid in capital. Transactions were as follows:



                                       YEAR ENDED 12/31/05                YEAR ENDED 12/31/04

                                      Shares         Amount              Shares         Amount

Shares sold
   Investor Class                   3,164,629     $ 65,903,167         3,058,255     $ 58,431,438
   Advisor Class                       67,528        1,402,122            82,587        1,557,644
Shares issued on
  reinvestment of distributions
   Investor Class                      49,603        1,040,432           114,463        2,279,902
   Advisor Class                           --               --             1,365           27,776
Shares redeemed
   Investor Class                  (2,220,586)     (45,981,892)       (2,158,122)     (40,663,554)
   Advisor Class                       (9,444)        (198,448)           (6,787)        (131,646

Net Increase from Investor Class
 Share Transactions                   993,646     $ 20,961,707         1,014,596     $ 20,047,786

Net Increase from Advisor Class
 Share Transactions                    58,084     $  1,203,674            77,165     $  1,453,774



Note 5. Investment Transactions

During the period ended December 31, 2005, purchases and sales of investment securities, other than short term obligations were $56,782,216 and $21,161,504. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

FAM Equity-Income Fund -- Notes to Financial Statements                [LOGO]


Note 6. Income Taxes and Distribution to Shareholders

The components of tax basis undistributed earnings at December 31, 2005 were as follows:

               Undistributed Ordinary Income                  $3,395
               Capital loss carry forward, expires 2013     $460,257

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $143,192,348, was as follows:

               Unrealized appreciation                   $40,512,118
               Unrealized depreciation                    (1,627,698)

               Net unrealized appreciation               $38,884,420

The tax composition of dividends and distributions to shareholders for the years ended December 31, 2005 and 2004 were as follows:

                                            2005                2004

               Ordinary income           $1,092,257          $  988,832
               Long-term capital gain           702           1,411,287

                                         $1,092,959          $2,400,119


Note 7. Line of Credit

FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $50,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2006 when any advances are to be repaid. During the year ended December 31, 2005 no amounts were drawn from the available line.


Note 8. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

FAM Equity-Income Fund -- Notes to Financial Statements                [LOGO]


Note 9. Financial Highlights


               FAM EQUITY-INCOME FUND -- INVESTOR CLASS SHARES

                                                                   Years Ended December 31,
Per share information
(For a share outstanding throughout the year)     2005           2004           2003           2002           2001

Net asset value, beginning of year            $  20.48       $  18.27       $  15.45        $ 16.05        $ 13.47

Income from investment operations:
  Net investment income                           0.14+          0.15+          0.12           0.12           0.19
  Net realized and unrealized
   gain (loss) on investments                     1.03           2.40           3.00          (0.48)          2.58

  Total from investment operations                1.17           2.55           3.12          (0.36)          2.77

Less distributions:
  Dividends from net investment income           (0.13)         (0.15)         (0.12)         (0.12)         (0.19)
  Distributions from net realized gains             --          (0.19)         (0.18)         (0.12)            --

  Total distributions                            (0.13)         (0.34)         (0.30)         (0.24)         (0.19)

Change in net asset value for the year            1.04           2.21           2.82          (0.60)          2.58

Net asset value, end of year                  $  21.52       $  20.48       $  18.27        $ 15.45        $ 16.05

Total Return                                      5.75%         14.04%         20.30%         (2.25)%        20.79%

Ratios/supplemental data
Net assets, end of year (000)                 $177,740       $148,776       $114,194        $73,969        $31,194

Ratios to average net assets of:
  Expenses, total                                 1.26%          1.27%          1.28%          1.37%          1.56%
  Expenses, net of fees waived and
   expenses assumed by advisor                    1.26%          1.27%          1.28%          1.37%          1.50%
  Net investment income                           0.66%          0.79%          0.73%          0.84%          1.29%
Portfolio turnover rate                          14.11%         17.64%          6.46%          7.11%          2.79%



+Based on average shares outstanding.

FAM Equity-Income Fund -- Notes to Financial Statements                [LOGO]


               FAM EQUITY-INCOME FUND -- ADVISOR CLASS SHARES

                                                                                      Period Ended
                                                          Years Ended December 31,    December 31,

Per share information
(For a share outstanding throughout the year)                2005           2004           2003+

Net asset value, beginning of year                         $20.36         $18.18         $16.77

Income from investment operations:
  Net investment income (loss)                              (0.07)++       (0.04)++        0.10
  Net realized and unrealized gain on investments            1.04           2.41           1.54

           Total from investment operations                  0.97           2.37           1.64

Less distributions:
  Dividends from net investment income                         --             --          (0.05)
  Distributions from net realized gains                        --          (0.19)         (0.18)

           Total distributions                                 --          (0.19)         (0.23)

Change in net asset value for the year                       0.97           2.18           1.41

Net asset value, end of year                               $21.33         $20.36         $18.18

           Total Return                                      4.76%        13.05%           9.83%**

Ratios/supplemental data
Net assets, end of year (000)                              $4,400         $3,017         $1,291

Ratios to average net assets of:
  Expenses                                                   2.26%          2.27%          2.28%*
  Net investment income (loss)                              (0.34)%        (0.21)%         1.10%*
Portfolio turnover rate                                     14.11%         17.64%          6.46%



 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Annualized.

**Not Annualized.

FAM Equity-Income Fund --
Report of Independent Registered Public Accounting Firm                [LOGO]

To the Board of Trustees and Shareholders of FAM Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FAM Equity-Income Fund, a series of Fenimore Asset Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 1, 2006

FAM Equity-Income Fund                                                 [LOGO]


Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

      Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

      The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 9, 2005, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 15, 2005 and then with representatives of the Advisor on two occasions on November 15 and 16, 2005 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

      The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 16, 2005. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated

FAM Equity-Income Fund                                                 [LOGO]

position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

      The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis and a steady growth in assets. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds' and their portfolios.

      In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses have generally decreased over time as assets in each Fund have grown, and noting further that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor. The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore
Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees received by FSI in connection with its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and

FAM Equity-Income Fund                                                 [LOGO]

reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In the course of reviewing the nature and quality of the services provided to the Funds and their shareholders by the Advisor and its affiliates, the Board took into consideration the very favorable scores that had been awarded to the Funds by their shareholders as indicated in the results of the "Mutual Fund Shareholder Satisfaction Survey" conducted by the National Investment Company Service Association, the not-for-profit trade association serving the operations sector of the mutual fund industry.

      The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the entire cost associated with the Funds' participation in various "mutual fund supermarket" programs, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner.

      The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

      The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds' fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

      In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor had previously entered into a voluntary expense limitation arrangement with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respective Fund to 0.95% of the average daily net assets of those assets in each Fund in excess of $1 billion for the two year period from January 1, 2005 through December 31, 2006. This limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit the total operating expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements.

FAM Equity-Income Fund                                                 [LOGO]

      In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

FAM Funds -- Information About Trustees and Officers                   [LOGO]

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.


                            Independent Trustees**


                                                                            Number of
                           Position(s)           Principal                  Portfolios in    Other
                           Held With Fund        Occupation(s)              Fund Complex*    Directorships
Name, Address,             and Length of         During Past                Overseen         Held by
and Age                    Time Served           5 Years                    by Trustee       Trustee

Fred "Chico" Lager         Trustee since 1996    Business Consultant;       2                N/A
384 North Grand Street                           Retired President and
Cobleskill, NY 12043                             Chief Executive Officer
Age: 51                                          of Ben & Jerry's
                                                 Homemade, Inc.

C. Richard Pogue           Trustee since 2000    Retired Executive Vice     2                N/A
384 North Grand Street                           President, Investment
Cobleskill, NY 12043                             Company Institute
Age: 69

David A. Hughey            Trustee since 2000    Retired Executive          2                N/A
384 North Grand Street     Chairman since        Vice President and
Cobleskill, NY 12043       November 2004         Chief Administrative
Age: 74                                          Officer, Morgan Stanley
                                                 Investment Advisors

John McCormack             Trustee since 2004    Retired Group President,   2                N/A
384 North Grand Street                           TIAA-Cref Enterprises
Cobleskill, NY 12043
Age: 61

Barbara Weidlich           Trustee since 2004    President, National        2                N/A
384 North Grand Street                           Investment Company
Cobleskill, NY 12043                             Service Association;
Age: 61                                          Managing Director --
                                                 DEXIA BIL Fund Services,
                                                 Dublin, Ireland


FAM Funds -- Information About Trustees and Officers continued         [LOGO]


                     Interested Trustees and Officers***


                                                                            Number of
                           Position(s)           Principal                  Portfolios in    Other
                           Held With Fund        Occupation(s)              Fund Complex*    Directorships
Name, Address,             and Length of         During Past                Overseen         Held by
and Age                    Time Served           5 Years                    by Trustee       Trustee

Thomas O. Putnam****       President             Chairman, Fenimore         2                N/A
384 North Grand Street     since 1986            Asset Management, Inc.
Cobleskill, NY 12043
Age: 61

Joseph A. Bucci*****       Secretary and         Controller, Fenimore       2                N/A
384 North Grand Street     Treasurer since       Asset Management, Inc.
Cobleskill, NY 12043       2000
Age: 52

Charles Richter, Esq.      Chief Compliance      Chief Compliance           2                N/A
384 North Grand Street     Officer since         Officer, Fenimore Asset
Cobleskill, NY 12043       March 2005            Management, Inc.
Age: 49                                          Chief Operating Officer
                                                 and Chief Compliance
                                                 Officer, Manarin
                                                 Securities Corporation
                                                 and Chief Compliance
                                                 Officer, Manarin
                                                 Investment Counsel,
                                                 Omaha, NE



    *"Fund Complex" includes the two series of the Trust, FAM Value Fund and FAM Equity-Income Fund.

   **The "Independent Trustees" are those Trustees that are not considered
     "interested persons" of the Trust, as that term is defined in the 1940 Act.

  ***Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust's investment adviser, is considered an "interested person" of the Trust.

 ****Mr. Putnam was Chairman of the Board through November 2004.

*****Mr. Bucci was Trustee from 2000 to March 2004.

FAM Funds -- Definition of Terms                                       [LOGO]


Earnings Growth Rate. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.


Expense Ratio. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.


Median Market Cap. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.


Number of Stocks. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.


Price/Book Ratio. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.


Price/Earnings Ratio (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

      If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks, 10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poor's and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

      Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

FAM Funds -- Definition of Terms continued                             [LOGO]


Return on Equity. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.


Turnover Rate. Indicates the trading activity during the past year. Portfolios with high turn over rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors).


Yield. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

FAM Funds -- Supplemental Information                                  [LOGO]


Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Commission's website at http://www.sec.gov.


Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Fund's Website at http://FAMFunds.com (ii) and on the Commission's website at http://www.sec.gov.




           SPECIAL 2005 TAX INFORMATION (UNAUDITED) FOR FAM FUNDS

This information for the fiscal year ended December 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

      The Value Fund distributed $19,554,477 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

      The Equity-Income Fund distributed $702 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

      The Value Fund's Net Income distribution is eligible for qualified dividend income status in its entirety, or 100% of net income distributed to shareholders during the fiscal year is qualified.

      The Equity-Income Fund's Net Income distribution is eligible for qualified dividend income status in its entirety, or 100% of net income distributed to shareholders during the fiscal year is qualified.

      For Value Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

      For Equity-Income Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Investment Advisor
Fenimore Asset Management, Inc.
Cobleskill, NY


Custodian
U.S. Bank, N.A.
Cincinnati, OH


Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, NY


Trustees
David A. Hughey,
 Independent Chairman
Fred "Chico" Lager
John J. McCormack, Jr.
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich


Legal Counsel
Dechert, LLP
Washington, DC


Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY


Distributor
Fenimore Securities, Inc.
Cobleskill, NY


[LOGO] FAM Funds


384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271

www.famfunds.com

[LOGO] FAM Funds


384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271

www.famfunds.com




FINANCIAL PEACE OF MIND THROUGH A VALUE APPROACH TO INVESTING

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800)932-3271, a copy of such code of ethics.


Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that David A. Hughey and Fred Lager are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item 3.


Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees 2005 - $78,297; Audit Fees 2004 - $71,073

(b)  Audit-Related Fees - None.

(c)  Tax Fees 2005 - $11,100; Tax Fees 2004 - $10,000 - Tax Preparation
     Expenses

(d)  All Other Fees - 2005 - $1195- Form N-1A filing review; 2004 - None

(e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2005 and 2004 were pre-approved by the committee.

(e)(2) 100 percent.

(f)  Not applicable.

(g) The aggregate fees paid by the Registrant's investment advisor for Non-audit professional services rendered by PricewaterhouseCoopers LLP for 2005 and 2004 were $22,129 and $21,000, respectively. The aggregate fees paid to PricewaterhouseCoopers LLP for professional services to Registrant's affiliated broker-dealer for 2005 and 2004 were $10,000 and $8,200 respectively.

(h)  Not applicable.


Item 5. Audit Committee of Listed Registrants

Not Applicable.


Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.


Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                        Fenimore Asset Management Trust


By (Signature and Title)*           /s/ Thomas O. Putnam
                                    ---------------------------
                                    Thomas O. Putnam, President

Date   April 25, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /s/ Thomas O. Putnam
                                    ---------------------------
                                    Thomas O. Putnam, President

Date   April 25, 2006


By (Signature and Title)*           /s/ Joseph A. Bucci
                                    --------------------------
                                    Joseph A. Bucci, Treasurer

Date   April 25, 2006

* Print the name and title of each signing officer under his or her signature.